United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report:  July 28, 2017

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania                                  0-12126                        25-1440803

(State or other jurisdiction             (Commission                      (IRS Employer

of incorporation)                     File Number)                      Indent. No.)

20 South Main Street, Chambersburg, PA                                        17201

          (Address of principal executive office)                                       (Zip Code)

Registrant's telephone number, including area code                     (717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  

Item 8.01 Other Events

On July 18, 2017, the Plaintiffs in the Kalen, et al. v. Farmers and Merchants Trust Company of Chambersburg, et al. (Case No. 2:15-CV-01435 WB) case filed in the United States District Court for the Eastern District of Pennsylvania and described in our current report on Form 8-K filed July 29, 2016, have filed a motion with the court for leave to file a second amended complaint.  The proposed second amended complaint purports to include new allegations and new counts against F&M Trust, the banking subsidiary of Franklin Financial Services Corporation, successor in interest to Community Trust Company, under the Racketeer Influenced and Corrupt Organizations Act (“RICO”), 18 U.S.C. §1961 et seq., seeking awards of treble damages, costs, attorneys’ fees and other relief deemed proper by the Court.  F&M Trust intends to oppose and vigorously defend against the RICO claims.

Forward Looking Statements

Certain statements in this current report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are not guarantees and involve certain risks, uncertainties and assumptions that are difficult to predict and often beyond the Corporation’s control.  You should not place undue reliance on any forward-looking statement and should consider the risks and uncertainties more fully discussed under Part I, Items 1A and 3, “Risk Factors” and “Legal Proceedings,” of the Corporation’s annual report on Form 10-K for the year ended December 31, 2016, and under Part II, Items 1 and 1A, “Legal Proceedings” and “Risk Factors,” of the Corporation’s quarterly report on Form 10-Q for the quarter ended March 31, 2017, and in any of the Corporation’s subsequent filings with the Securities and Exchange Commission.  Forward-looking statements speak as of the date made, and the Corporation undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ Timothy G. Henry.

Timothy G. Henry, President and Chief Executive Officer

Dated:  July 28, 2017